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                                                                     EXHIBIT 4.8

    INCORPORATED UNDER THE LAWS                 5% CONVERTIBLE PREFERENCE SHARES
      OF THE CAYMAN ISLANDS


     NUMBER                                                      SHARES

     NPU

     THIS CERTIFICATE IS TRANSFERABLE IN                      PAR VALUE
    DALLAS AND NEW YORK                                 ONE CENT (U.S.$0.01)
                                                            CUSIP __________
                                                         SEE REVERSE SIDE FOR
                                                          CERTAIN DEFINITIONS

                              TRITON ENERGY LIMITED

     THIS CERTIFIES THAT:

S P E C I M E N
     IS THE OWNER OF:

 FULLY PAID AND NON-ASSESSABLE 5% CONVERTIBLE PREFERENCE SHARES, PAR VALUE $.01, OF

     TRITON ENERGY LIMITED TRANSFERABLE ON THE BOOKS OF THE COMPANY BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

     IN WITNESS WHEREOF, THE COMPANY HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS BY THE USE OF THEIR FACSIMILE SIGNATURES AND ITS FACSIMILE SEAL TO BE HEREUNTO AFFIXED.



                                             DATE

          /S/ Thomas G. Finck                COUNTERSIGNED AND REGISTERED
          CHIEF EXECUTIVE OFFICER            CHEMICAL MELLON SHAREHOLDER
                                                SERVICES

          /S/ Robert B. Holland, III
                          SECRETARY          (DALLAS, TEXAS)

                                                       TRANSFER AGENT
                                                       AND REGISTRAR

                                                  AUTHORIZED SIGNATURE

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                                     TRITON
                                (ENERGY LIMITED)

     The Company will furnish to any shareholder, upon request and without charge, a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of each class of shares of the Company authorized to be issued, or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Company or to the Transfer Agent. Such statement is set forth in the Articles of Association of the Company on file in the office of the Company.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   - as tenants in common     UNIF GIFT MIN ACT......Custodian......
     TEN ENT   - as tenants by the                        (cust)         (minor)
                 entireties                               Under uniform gifts to
     JT TEN    - as joint tenants with right of      Minors
                 survivorship and not as tenants          Act...............
                 in common                                      (State)

     Additional abbreviations may also be used though not in the above list.

     For value received _________ hereby sells, assigns and transfers under Please insert Social Security or other
Identifying Number of
Assignee________________________________________________________________________
________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________ Shares
represented by the within Certificate, and he hereby irrevocably constitutes and appoints ________________________ Attorney to transfer the said shares on the books of the within named Company with full power of substitution on the premises.

Dated
      -----------------
NOTICE:  The Signature(s) to
this assignment must correspond with
the name(s) as written upon the
face of the certificate in every   _____________________________________________
particular, without alteration or
enlargement or any change whatever._____________________________________________


                         Signature(s) must be guaranteed by a commercial bank or trust company or a member firm of major stock exchange.